UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): November 20, 2020

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 20, 2020, Robert L. Salomon retired as Executive Vice President and Chief Financial Officer (Chief Accounting Officer) of Beazer Homes USA, Inc. (the “Company”). In connection with his retirement, the Company will enter into a Letter Agreement (the “Letter Agreement”) with Mr. Salomon pursuant to which Mr. Salomon will provide certain transition and other services for a term ending on September 30, 2021 (the “Continued Employment Period”). During the Continued Employment Period, Mr. Salomon will remain an employee of the Company and will be entitled to (a) annual salary of $50,000, payable in substantially equal regular payments in accordance with the Company’s regular payroll process, (b) continued participation in the Company’s benefits plans, and (c) continued vesting of his equity awards in accordance with the terms of the applicable equity compensation plans and grant agreements. The Letter Agreement will supersede the provisions relating to separation pay, change-in-control pay and other benefits set forth in Mr. Salomon’s existing Severance and Change-in-Control Agreement, dated September 18, 2018 (the “Prior Agreement”). Mr. Salomon, however, will continue to be subject to the post-employment obligations under the Prior Agreement, which include confidentiality, non-compete, non-disparagement and other similar obligations.
The foregoing summary of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

10.1	Letter Agreement dated November 20, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	November 20, 2020	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President and General Counsel

EXHIBIT INDEX

10.1	Letter Agreement dated November 20, 2020.